UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2016

THESTREET, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-25779	06-1515824
(Commission File Number)	(IRS Employer Identification No.)

14 WALL STREET, 15TH FLOOR

NEW YORK, NEW YORK 10005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (211) 321-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-11 under the Exchange Act (17 CFR 240.14a-11)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Majority Voting

On June 24, 2016, the Board of Directors (the “Board”) of TheStreet, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated By-Laws (the “By-Laws”) providing for majority voting in uncontested director elections (the “Amendment”). As amended by the Amendment, the By-Laws provide that a director nominee shall be elected to the Board if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election, provided that in a contested election, directors shall be elected by a plurality of the votes cast.

In connection with the Amendment, the Company also amended its Corporate Governance Guidelines to require an incumbent director who fails to receive the required number of votes in an uncontested election to tender his or her resignation to the Board. The Corporate Governance Guidelines, as amended, provide that the Nominating and Corporate Governance Committee of the Board will act to determine whether to accept the director’s resignation and will submit such recommendation for prompt consideration by the Board. The Corporate Governance Guidelines require that the Board disclose publicly its decision and rationale with respect to the tendered resignation.

In addition, the Board incorporated the standards for evaluating director nominees into the body of the Corporate Governance Guidelines to consolidate and streamline this information, and eliminated the separate Policy Governing Director Qualifications and Nominations. Stockholders wishing to nominate candidates for election to the Board should continue to refer to the advance notice provision of the Company’s By-Laws.

The foregoing descriptions of the amendments to the By-Laws and the Corporate Governance Guidelines do not purport to be complete and are qualified in their entirety by reference to the full text of the By-Laws, that are attached hereto as Exhibit 3.1 and incorporated by reference herein, and to the Corporate Governance Guidelines, as amended, which are available on the Company’s web site in the Investor Relations section at http://investor-relations.thestreet.com under the caption “Corporate Governance.” Except to the extent explicitly stated herein, the information on the Company’s website is not incorporated herein by reference.

Declassification Proposal

The Board has also discussed, and intends to include in the Company’s proxy statement for the 2017 annual meeting of stockholders, a proposal to eliminate the Company’s classified board structure in furtherance of the Company’s continuing commitment to serve the long-term interests of all Company stockholders.

Item 7.01 Regulation FD Disclosure.

On June 28, 2016, the Company issued a press release announcing the adoption of majority voting in uncontested director elections and its intention to propose the elimination of the Company’s classified board structure. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that Section unless the registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit 99.1 is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit Number	Description
3.1	Amended and Restated By-Laws of TheStreet, Inc.
99.1	Press Release dated June 28, 2016 announcing corporate governance changes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THESTREET, INC. (Registrant)

Date: June 28, 2016	By:	/s/ Eric Lundberg
Eric Lundberg
Chief Financial Officer